                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       NOVEMBER 10, 1998
                                                      ---------------------



                             WESTOWER CORPORATION
 ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             WASHINGTON             333-32963            91-1825860
         -------------------       -----------        ------------------
           (State or Other         (Commission          (IRS Employer
           Jurisdiction of         File Number)       Identification No.)
            Incorporation)


             7001 N.E. 40TH AVENUE, VANCOUVER, WASHINGTON    98661
   ------------------------------------------------------------------------
   (Address of Principal Executive Offices)                (Zip Code)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (360) 750-9355
                                                           ----------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

     On November 10, 1998, Westower Corporation (the "Company") completed the acquisition of Summit Communications, LLC, a Mississippi limited liability company ("Summit"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") with Summit, the members of Summit (the "Members") and Westower Summit Acquisition, LLC, a Mississippi limited liability company and a wholly-owned subsidiary of the Company ("Sub"). Pursuant to the terms of the Merger Agreement, Sub was merged with and into Summit. Summit, headquartered in Jackson, Mississippi, provides construction and related services to providers of wireless communication services. The acquisition further extends the Company's reach into the southeastern and south central states. The Company intends to use the assets of Summit as they were used prior to the merger.

     Under the terms of the Merger Agreement, the total consideration paid at closing by the Company to the Members was $4,400,000 in cash and 200,000 shares of Westower common stock, par value $.01 per share ("Westower Stock"). The Members may also receive an earnout of up to 100,000 shares of Westower Stock, based upon the number of certain "build-to-suit" towers completed during the three years immediately following closing. The merger price was determined by arms-length negotiations between the parties. The cash portion of the merger price was paid out of the Company's cash on hand.

     The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

(a)  Financial Statements of Business Acquired.

     To be filed by amendment on Form 8-K/A within 60 days after the date this Current Report is required to be filed.

(b)  Pro Forma Financial Information.

     To be filed by amendment on Form 8-K/A within 60 days after the date this Current Report is required to be filed.

(c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated as of November 10, 1998, among Westower Corporation, Westower Summit Acquisition, LLC, Summit Communications, LLC and the Members of Summit Communications, LLC.*

     2.2 Registration Rights Agreement, dated as of November 10, 1998, among Westower Corporation and the Members of Summit Communications, LLC.

     2.3 Employment Agreement, dated as of November 10, 1998, between Summit Communications, LLC and Mark J. Shapley.

     2.4 Employment Agreement, dated as of November 10, 1998, between Summit Communications, LLC and Mike A. Jarvis.
__________
* The schedules to this document are not being filed herewith but will be furnished to the Securities and Exchange Commission upon request.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WESTOWER CORPORATION



Date:  November 20, 1998            By: /s/ Peter Lucas
                                       ----------------------------------
                                    Peter Lucas, Senior Vice President,
                                    Chief Financial Officer, Treasurer
                                    and Secretary

                                 Exhibit Index
                                 -------------



Exhibit
-------

2.1 Agreement and Plan of Merger, dated as of November 10, 1998, among Westower Corporation, Westower Summit Acquisition, LLC, Summit Communications, LLC and the Members of Summit Communications, LLC.*

2.2 Registration Rights Agreement, dated as of November 10, 1998, among Westower Corporation and the Members of Summit Communications, LLC.

2.3 Employment Agreement, dated as of November 10, 1998, between Summit Communications, LLC and Mark J. Shapley.

2.4 Employment Agreement, dated as of November 10, 1998, between Summit Communications, LLC and Mike A. Jarvis.





__________
* The schedules to this document are not being filed herewith but will be furnished to the Securities and Exchange Commission upon request.